UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-09651
Name of Fund:
BlackRock Large Cap Focus Growth Fund, Inc
Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Focus Growth Fund, Inc, 50 Hudson Yards, New York, NY 10001
Registrant's telephone number, including area code:
(800) 441-7762
Date of fiscal year end:
5/31/2024
Date of reporting period:
5/31/2024
Item 1 — Reports to Stockholders
(a) The Reports to Shareholders are attached herewith
(b) Not Applicable

BlackRock Large Cap Focus Growth Fund, Inc.
Institutional Shares | MAFOX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Large Cap Focus Growth Fund, Inc. (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$79	0.67%
How did the Fund perform last year?
  U.S. equities broadly moved higher as the period progressed, resulting in significant positive returns across most market segments.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to the Fund’s performance relative to the benchmark (Russell 1000® Growth Index) were led by security selection within information technology and industrials, along with positioning in the consumer staples sector. In information technology, overweight positioning in the semiconductors and semiconductor equipment sub-sector contributed to performance, most notably overweight positions in Nvidia and Broadcom. An overweight to aerospace manufacturer TransDigm Group within industrials also contributed to performance. Finally, the Fund’s lack of exposure to the consumer staples sector added to return.
What detracted from performance?
The largest detractors from relative performance included stock selection in communication services, financials and consumer discretionary. Within communication services an underweight position in Facebook operator Meta Platforms weighed most heavily on performance. Within financials, an overweight to the capital markets industry, specifically overweight positions in market index provider MSCI and rating agency S&P Global, detracted from relative return. Lastly, selection in consumer discretionary detracted, most notably an out-of-benchmark position in Swedish online gaming solutions provider Evolution within the hotels, restaurants and leisure sub-sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Institutional Shares	35.97%	15.85%	15.06%
Russell 1000® Index	28.01	15.42	12.40
Russell 1000® Growth Index	33.60	19.37	15.80
Key Fund statistics
Net Assets	$1,709,473,888
Number of Portfolio Holdings	39
Net Investment Advisory Fees	$7,027,246
Portfolio Turnover Rate	27%
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	46.9%
Communication Services	13.0
Health Care	12.2
Consumer Discretionary	11.7
Financials	9.5
Industrials	4.5
Materials	1.1
Real Estate	1.1
Short-Term Securities	0.1
Liabilities in Excess of Other Assets	(0.1)
Ten largest holdings
Security(b)	Percent of Net Assets
NVIDIA Corp.	12.1%
Microsoft Corp.	9.5
Amazon.com, Inc.	8.7
Apple Inc.	7.0
Meta Platforms, Inc., Class A	5.0
Alphabet, Inc., Class A	4.1
Broadcom, Inc.	3.7
Visa, Inc., Class A	3.7
Intuit, Inc.	3.6
ASML Holding NV, Registered Shares	3.4
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Large Cap Focus Growth Fund, Inc.
Institutional Shares | MAFOX
Annual Shareholder Report — May 31, 2024
MAFOX-05/24-AR

BlackRock Large Cap Focus Growth Fund, Inc.
Investor A Shares | MDFOX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Large Cap Focus Growth Fund, Inc. (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor A Shares	$108	0.92%
How did the Fund perform last year?
  U.S. equities broadly moved higher as the period progressed, resulting in significant positive returns across most market segments.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to the Fund’s performance relative to the benchmark (Russell 1000® Growth Index) were led by security selection within information technology and industrials, along with positioning in the consumer staples sector. In information technology, overweight positioning in the semiconductors and semiconductor equipment sub-sector contributed to performance, most notably overweight positions in Nvidia and Broadcom. An overweight to aerospace manufacturer TransDigm Group within industrials also contributed to performance. Finally, the Fund’s lack of exposure to the consumer staples sector added to return.
What detracted from performance?
The largest detractors from relative performance included stock selection in communication services, financials and consumer discretionary. Within communication services an underweight position in Facebook operator Meta Platforms weighed most heavily on performance. Within financials, an overweight to the capital markets industry, specifically overweight positions in market index provider MSCI and rating agency S&P Global, detracted from relative return. Lastly, selection in consumer discretionary detracted, most notably an out-of-benchmark position in Swedish online gaming solutions provider Evolution within the hotels, restaurants and leisure sub-sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor A Shares	35.71%	15.57%	14.77%
Investor A Shares (with sales charge)	28.59	14.33	14.15
Russell 1000® Index	28.01	15.42	12.40
Russell 1000® Growth Index	33.60	19.37	15.80
Key Fund statistics
Net Assets	$1,709,473,888
Number of Portfolio Holdings	39
Net Investment Advisory Fees	$7,027,246
Portfolio Turnover Rate	27%
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for service fees.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	46.9%
Communication Services	13.0
Health Care	12.2
Consumer Discretionary	11.7
Financials	9.5
Industrials	4.5
Materials	1.1
Real Estate	1.1
Short-Term Securities	0.1
Liabilities in Excess of Other Assets	(0.1)
Ten largest holdings
Security(b)	Percent of Net Assets
NVIDIA Corp.	12.1%
Microsoft Corp.	9.5
Amazon.com, Inc.	8.7
Apple Inc.	7.0
Meta Platforms, Inc., Class A	5.0
Alphabet, Inc., Class A	4.1
Broadcom, Inc.	3.7
Visa, Inc., Class A	3.7
Intuit, Inc.	3.6
ASML Holding NV, Registered Shares	3.4
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Large Cap Focus Growth Fund, Inc.
Investor A Shares | MDFOX
Annual Shareholder Report — May 31, 2024
MDFOX-05/24-AR

BlackRock Large Cap Focus Growth Fund, Inc.
Investor C Shares | MCFOX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Large Cap Focus Growth Fund, Inc. (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor C Shares	$196	1.67%
How did the Fund perform last year?
  U.S. equities broadly moved higher as the period progressed, resulting in significant positive returns across most market segments.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to the Fund’s performance relative to the benchmark (Russell 1000® Growth Index) were led by security selection within information technology and industrials, along with positioning in the consumer staples sector. In information technology, overweight positioning in the semiconductors and semiconductor equipment sub-sector contributed to performance, most notably overweight positions in Nvidia and Broadcom. An overweight to aerospace manufacturer TransDigm Group within industrials also contributed to performance. Finally, the Fund’s lack of exposure to the consumer staples sector added to return.
What detracted from performance?
The largest detractors from relative performance included stock selection in communication services, financials and consumer discretionary. Within communication services an underweight position in Facebook operator Meta Platforms weighed most heavily on performance. Within financials, an overweight to the capital markets industry, specifically overweight positions in market index provider MSCI and rating agency S&P Global, detracted from relative return. Lastly, selection in consumer discretionary detracted, most notably an out-of-benchmark position in Swedish online gaming solutions provider Evolution within the hotels, restaurants and leisure sub-sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor C Shares	34.68%	14.69%	14.09%
Investor C Shares (with sales charge)	33.68	14.69	14.09
Russell 1000® Index	28.01	15.42	12.40
Russell 1000® Growth Index	33.60	19.37	15.80
Key Fund statistics
Net Assets	$1,709,473,888
Number of Portfolio Holdings	39
Net Investment Advisory Fees	$7,027,246
Portfolio Turnover Rate	27%
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	46.9%
Communication Services	13.0
Health Care	12.2
Consumer Discretionary	11.7
Financials	9.5
Industrials	4.5
Materials	1.1
Real Estate	1.1
Short-Term Securities	0.1
Liabilities in Excess of Other Assets	(0.1)
Ten largest holdings
Security(b)	Percent of Net Assets
NVIDIA Corp.	12.1%
Microsoft Corp.	9.5
Amazon.com, Inc.	8.7
Apple Inc.	7.0
Meta Platforms, Inc., Class A	5.0
Alphabet, Inc., Class A	4.1
Broadcom, Inc.	3.7
Visa, Inc., Class A	3.7
Intuit, Inc.	3.6
ASML Holding NV, Registered Shares	3.4
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Large Cap Focus Growth Fund, Inc.
Investor C Shares | MCFOX
Annual Shareholder Report — May 31, 2024
MCFOX-05/24-AR

BlackRock Large Cap Focus Growth Fund, Inc.
Class K Shares | MKFOX
Annual Shareholder Report — May 31, 2024

This annual shareholder report contains important information about BlackRock Large Cap Focus Growth Fund, Inc. (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K Shares	$73	0.62%
How did the Fund perform last year?
  U.S. equities broadly moved higher as the period progressed, resulting in significant positive returns across most market segments.
  Fears of a U.S. recession waned while major overseas economies returned to positive growth.
  Signs of easing inflation led to expectations that the U.S. Federal Reserve and other leading central banks were poised to reduce interest rates, leading growth-oriented stocks to outperform value stocks.
What contributed to performance?
Positive contributions to the Fund’s performance relative to the benchmark (Russell 1000® Growth Index) were led by security selection within information technology and industrials, along with positioning in the consumer staples sector. In information technology, overweight positioning in the semiconductors and semiconductor equipment sub-sector contributed to performance, most notably overweight positions in Nvidia and Broadcom. An overweight to aerospace manufacturer TransDigm Group within industrials also contributed to performance. Finally, the Fund’s lack of exposure to the consumer staples sector added to return.
What detracted from performance?
The largest detractors from relative performance included stock selection in communication services, financials and consumer discretionary. Within communication services an underweight position in Facebook operator Meta Platforms weighed most heavily on performance. Within financials, an overweight to the capital markets industry, specifically overweight positions in market index provider MSCI and rating agency S&P Global, detracted from relative return. Lastly, selection in consumer discretionary detracted, most notably an out-of-benchmark position in Swedish online gaming solutions provider Evolution within the hotels, restaurants and leisure sub-sector.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2014 through May 31, 2024
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Class K Shares	36.08%	15.91%	15.09%
Russell 1000® Index	28.01	15.42	12.40
Russell 1000® Growth Index	33.60	19.37	15.80
Key Fund statistics
Net Assets	$1,709,473,888
Number of Portfolio Holdings	39
Net Investment Advisory Fees	$7,027,246
Portfolio Turnover Rate	27%
Performance shown prior to the Class K Shares inception date of November 25, 2019 is that of Institutional Shares. The performance of the Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2024)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	46.9%
Communication Services	13.0
Health Care	12.2
Consumer Discretionary	11.7
Financials	9.5
Industrials	4.5
Materials	1.1
Real Estate	1.1
Short-Term Securities	0.1
Liabilities in Excess of Other Assets	(0.1)
Ten largest holdings
Security(b)	Percent of Net Assets
NVIDIA Corp.	12.1%
Microsoft Corp.	9.5
Amazon.com, Inc.	8.7
Apple Inc.	7.0
Meta Platforms, Inc., Class A	5.0
Alphabet, Inc., Class A	4.1
Broadcom, Inc.	3.7
Visa, Inc., Class A	3.7
Intuit, Inc.	3.6
ASML Holding NV, Registered Shares	3.4
(a)	For purposes of this report, sector sub-classifications may differ from those utilized for compliance purposes.
(b)	Excludes short-term securities.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2024 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Large Cap Focus Growth Fund, Inc.
Class K Shares | MKFOX
Annual Shareholder Report — May 31, 2024
MKFOX-05/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Large Cap Focus Growth Fund, Inc.	$25,602	$25,602	$0	$0	$16,000	$18,400	$0	$218

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,00 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Large Cap Focus Growth Fund, Inc.	$16,000	$18,618

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Advisor Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statement and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

MAY 31, 2024

2024 Annual Financial Statements

BlackRock Large Cap Focus Growth Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2

Schedule of Investments May 31, 2024	BlackRock Large Cap Focus Growth Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.2%
TransDigm Group, Inc.	28,157	$37,821,327

Automobiles — 1.0%
Ferrari NV	39,789	16,353,279

Broadline Retail — 8.7%
Amazon.com, Inc.(a)	840,468	148,292,174

Capital Markets — 4.1%
Blackstone, Inc., Class A, NVS	156,261	18,829,451
MSCI, Inc., Class A	49,989	24,753,553
S&P Global, Inc.	63,961	27,343,967

		70,926,971

Chemicals — 1.1%
Sherwin-Williams Co. (The)	62,444	18,970,487

Commercial Services & Supplies — 2.3%
Copart, Inc.(a)	432,694	22,958,744
Waste Connections, Inc.	99,632	16,371,530

		39,330,274

Entertainment — 2.8%
Netflix, Inc.(a)	73,323	47,045,503

Financial Services — 5.3%
Mastercard, Inc., Class A	60,426	27,014,652
Visa, Inc., Class A	233,568	63,637,937

		90,652,589

Health Care Equipment & Supplies — 5.4%
Align Technology, Inc.(a)	79,526	20,454,883
Boston Scientific Corp.(a)	234,898	17,751,242
IDEXX Laboratories, Inc.(a)	38,793	19,278,181
Intuitive Surgical, Inc.(a)	88,524	35,597,271

		93,081,577

Health Care Providers & Services — 0.7%
UnitedHealth Group, Inc.	22,524	11,157,714

Hotels, Restaurants & Leisure — 1.0%
Chipotle Mexican Grill, Inc.(a)	5,429	16,990,164

Interactive Media & Services — 9.1%
Alphabet, Inc., Class A(a)	405,050	69,871,125
Meta Platforms, Inc., Class A	182,111	85,014,878

		154,886,003

IT Services — 1.5%
MongoDB, Inc., Class A(a)	40,318	9,517,467
Shopify, Inc., Class A(a)	265,323	15,693,856

		25,211,323

Life Sciences Tools & Services — 2.8%
Danaher Corp.	93,354	23,973,307
Thermo Fisher Scientific, Inc.	41,924	23,811,994

		47,785,301

Pharmaceuticals — 3.3%
Eli Lilly & Co.	69,225	56,788,036

Security	Shares	Value

Real Estate Management & Development — 1.1%
CoStar Group, Inc.(a)	242,008	$18,917,765

Semiconductors & Semiconductor Equipment — 20.6%
ASML Holding NV, Registered Shares	60,533	58,132,867
Broadcom, Inc.	48,154	63,974,997
KLA Corp.	32,321	24,548,769
NVIDIA Corp.	187,956	206,061,801

		352,718,434

Software — 17.7%
Cadence Design Systems, Inc.(a)	112,201	32,124,268
Intuit, Inc.	105,911	61,051,337
Microsoft Corp.	392,273	162,844,290
Roper Technologies, Inc.	51,931	27,666,760
Synopsys, Inc.(a)	33,534	18,805,867

		302,492,522

Technology Hardware, Storage & Peripherals — 7.0%
Apple Inc.	626,797	120,501,723

Textiles, Apparel & Luxury Goods — 1.1%
LVMH Moet Hennessy Louis Vuitton SE	23,080	18,458,094

Total Common Stocks — 98.8% (Cost: $790,845,976)		1,688,381,260

Preferred Securities

Preferred Stocks — 1.2%

Interactive Media & Services — 1.2%
Bytedance Ltd., Series E-1 (Acquired 11/11/20, cost $13,153,942)(a)(b)(c)	120,046	20,863,995

Total Long-Term Investments — 100.0% (Cost: $803,999,918)		1,709,245,255

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 5.19%(d)(e)	1,254,195	1,254,195

Total Short-Term Securities — 0.1% (Cost: $1,254,195)		1,254,195

Total Investments — 100.1% (Cost: $805,254,113)		1,710,499,450

Liabilities in Excess of Other Assets — (0.1)%		(1,025,562)

Net Assets — 100.0%		$ 1,709,473,888

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $20,863,995, representing 1.2% of its net assets as of period end, and an original cost of $13,153,942.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) May 31, 2024	BlackRock Large Cap Focus Growth Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/24	Shares Held at 05/31/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—		$ (340)	(b)	$340	$—	$—	—	$218	(c)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Shares	9,919,349	—		(8,665,154	)(b)	—	—	1,254,195	1,254,195	241,204		—
SL Liquidity Series, LLC, Money Market Series(a)	—	2,004	(b)	—		(2,004)	—	—	—	10,793	(c)	—

						$(1,664)	$—	$1,254,195		$252,215		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$37,821,327	$—	$—	$37,821,327
Automobiles	16,353,279	—	—	16,353,279
Broadline Retail	148,292,174	—	—	148,292,174
Capital Markets	70,926,971	—	—	70,926,971
Chemicals	18,970,487	—	—	18,970,487
Commercial Services & Supplies	39,330,274	—	—	39,330,274
Entertainment	47,045,503	—	—	47,045,503
Financial Services	90,652,589	—	—	90,652,589
Health Care Equipment & Supplies	93,081,577	—	—	93,081,577
Health Care Providers & Services	11,157,714	—	—	11,157,714
Hotels, Restaurants & Leisure	16,990,164	—	—	16,990,164
Interactive Media & Services	154,886,003	—	—	154,886,003
IT Services	25,211,323	—	—	25,211,323
Life Sciences Tools & Services	47,785,301	—	—	47,785,301
Pharmaceuticals	56,788,036	—	—	56,788,036
Real Estate Management & Development	18,917,765	—	—	18,917,765
Semiconductors & Semiconductor Equipment	352,718,434	—	—	352,718,434
Software	302,492,522	—	—	302,492,522
Technology Hardware, Storage & Peripherals	120,501,723	—	—	120,501,723
Textiles, Apparel & Luxury Goods	—	18,458,094	—	18,458,094
Preferred Securities	—	—	20,863,995	20,863,995
Short-Term Securities
Money Market Funds	1,254,195	—	—	1,254,195

	$1,671,177,361	$18,458,094	$20,863,995	$1,710,499,450

4	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Schedule of Investments (continued) May 31, 2024	BlackRock Large Cap Focus Growth Fund, Inc.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities

Assets
Opening Balance, as of May 31, 2023	$20,830,298
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	33,697
Purchases	—
Sales	—

Closing Balance, as of May 31, 2024	$20,863,995

Net change in unrealized appreciation (depreciation) on investments still held at May 31, 2024(a)	$33,697

(a)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at May 31, 2024, is generally due to investments no longer held or categorized as Level 3 at period end.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Preferred Securities	$20,863,995	Market	Revenue Multiple	1.55x	—

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	5

Statement of Assets and Liabilities

May 31, 2024

BlackRock Large Cap Focus Growth Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)	$1,709,245,255
Investments, at value — affiliated(b)	1,254,195
Cash	31,110
Receivables:
Securities lending income — affiliated	41
Capital shares sold	882,670
Dividends — unaffiliated	709,347
Dividends — affiliated	7,012
From the Manager	45,417
Prepaid expenses	56,028

Total assets	1,712,231,075

LIABILITIES
Payables:
Administration fees	173,114
Capital shares redeemed	1,082,893
Investment advisory fees	685,080
Directors’ and Officer’s fees	4,447
Other accrued expenses	73,853
Other affiliate fees	11,535
Professional fees	62,109
Registration fees	48,035
Service and distribution fees	275,556
Transfer agent fees	340,565

Total liabilities	2,757,187

Commitments and contingent liabilities

NET ASSETS	$1,709,473,888

NET ASSETS CONSIST OF:
Paid-in capital	$756,743,665
Accumulated earnings	952,730,223

NET ASSETS	$1,709,473,888

(a) Investments, at cost — unaffiliated	$803,999,918
(b) Investments, at cost — affiliated	$1,254,195

6	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Statement of Assets and Liabilities (continued)

May 31, 2024

BlackRock Large Cap Focus Growth Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$570,740,969

Shares outstanding	71,906,761

Net asset value	$7.94

Shares authorized	2 billion

Par value	$0.10

Investor A
Net assets	$975,111,099

Shares outstanding	137,983,808

Net asset value	$7.07

Shares authorized	2 billion

Par value	$0.10

Investor C
Net assets	$81,759,725

Shares outstanding	15,820,852

Net asset value	$5.17

Shares authorized	50 million

Par value	$0.10

Class K
Net assets	$81,862,095

Shares outstanding	10,285,384

Net asset value	$7.96

Shares authorized	2 billion

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	7

Statement of Operations

Year Ended May 31, 2024

BlackRock Large Cap Focus Growth Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$8,405,738
Dividends — affiliated	241,204
Securities lending income — affiliated — net	11,011
Other income	1,331
Foreign taxes withheld	(119,043)
Foreign withholding tax claims	129,248

Total investment income	8,669,489

EXPENSES
Investment advisory	7,486,706
Service and distribution — class specific	2,960,054
Administration	1,796,809
Transfer agent — class specific	1,470,392
Accounting services	117,782
Registration	111,179
Professional	89,681
Printing and postage	33,081
Custodian	23,682
Directors and Officer	18,154
Miscellaneous	79,591

Total expenses excluding interest expense	14,187,111
Interest expense	915

Total expenses	14,188,026
Less:
Fees waived and/or reimbursed by the Manager	(459,460)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(765,164)

Total expenses after fees waived and/or reimbursed	12,963,402

Net investment loss	(4,293,913)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	90,785,930
Investments — affiliated	(1,664)
Foreign currency transactions	(3,829)

90,780,437

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	373,133,000
Foreign currency translations	1,292

373,134,292

Net realized and unrealized gain	463,914,729

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$459,620,816

See notes to financial statements.

8	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Statements of Changes in Net Assets

	BlackRock Large Cap Focus Growth Fund, Inc.
	Year Ended 05/31/24	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(4,293,913)	$(2,552,897)
Net realized gain	90,780,437	28,933,359
Net change in unrealized appreciation (depreciation)	373,134,292	63,946,054

Net increase in net assets resulting from operations	459,620,816	90,326,516

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(14,281,087)	(7,561,472)
Investor A	(30,197,924)	(15,306,911)
Investor C	(3,468,187)	(1,831,622)
Class K	(2,152,695)	(954,124)

Decrease in net assets resulting from distributions to shareholders	(50,099,893)	(25,654,129)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(8,760,134)	(248,268,058)

NET ASSETS
Total increase (decrease) in net assets	400,760,789	(183,595,671)
Beginning of year	1,308,713,099	1,492,308,770

End of year	$1,709,473,888	$1,308,713,099

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth Fund, Inc.

	Institutional
	Year Ended 05/31/24	Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21		Period from 09/01/19 to 05/31/20		Year Ended 08/31/19

Net asset value, beginning of period	$6.03	$5.62		$7.64	$5.57		$5.00		$4.97

Net investment loss(a)	(0.01)	(0.00	)(b)	(0.02)	(0.02)		(0.00	)(b)	(0.01)
Net realized and unrealized gain (loss)	2.13	0.50		(1.13)	2.13		0.84		0.22

Net increase (decrease) from investment operations	2.12	0.50		(1.15)	2.11		0.84		0.21

Distributions from net realized gain(c)	(0.21)	(0.09)		(0.87)	(0.04)		(0.27)		(0.18)

Net asset value, end of period	$7.94	$6.03		$5.62	$7.64		$5.57		$5.00

Total Return(d)
Based on net asset value	35.97%	9.31%		(18.00)%	37.92%		17.68	%(e)	4.75%

Ratios to Average Net Assets(f)
Total expenses	0.75%	0.77%		0.74%	0.75	%(g)	0.84	%(h)(i)	0.90	%(i)

Total expenses after fees waived and/or reimbursed	0.67%	0.67%		0.67%	0.67	%(g)	0.67	%(h)(i)	0.83	%(i)

Net investment loss	(0.09)%	(0.00	)%(j)	(0.23)%	(0.26	)%(g)	(0.11	)%(h)(i)	(0.29	)%(i)

Supplemental Data
Net assets, end of period (000)	$570,741	$387,346		$516,205	$726,623		$492,250		$78,749

Portfolio turnover rate	27%	33%		53%	47	%(k)	47%		54%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Focus Growth LLC (the “Master LLC”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

(h)	Annualized.
(i)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 09/01/19 to 05/31/20	Year Ended 08/31/19
Fees waived	N/A	N/A	N/A	N/A	0.00%	0.07%

(j)	Amount is greater than (0.005)%.
(k)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

10	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth Fund, Inc. (continued)

	Investor A
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 09/01/19 to 05/31/20		Year Ended 08/31/19

Net asset value, beginning of period	$5.40	$5.06	$6.95	$5.09		$4.60		$4.59

Net investment loss(a)	(0.02)	(0.01)	(0.03)	(0.03)		(0.01)		(0.02)
Net realized and unrealized gain (loss)	1.90	0.44	(1.01)	1.93		0.77		0.21

Net increase (decrease) from investment operations	1.88	0.43	(1.04)	1.90		0.76		0.19

Distributions from net realized gain(b)	(0.21)	(0.09)	(0.85)	(0.04)		(0.27)		(0.18)

Net asset value, end of period	$7.07	$5.40	$5.06	$6.95		$5.09		$4.60

Total Return(c)
Based on net asset value	35.71%	8.95%	(18.10)%	37.37%		17.48	%(d)	4.69%

Ratios to Average Net Assets(e)
Total expenses	1.00%	1.02%	0.98%	1.01	%(f)	1.11	%(g)(h)	1.18	%(h)

Total expenses after fees waived and/or reimbursed	0.92%	0.92%	0.92%	0.92	%(f)	0.92	%(g)(h)	1.11	%(h)

Net investment loss	(0.34)%	(0.25)%	(0.48)%	(0.51	)%(f)	(0.36	)%(g)(h)	(0.57	)%(h)

Supplemental Data
Net assets, end of period (000)	$975,111	$793,560	$839,188	$1,104,764		$760,726		$115,307

Portfolio turnover rate	27%	33%	53%	47	%(i)	47%		54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Focus Growth LLC (the “Master LLC”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

(g)	Annualized.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 09/01/19 to 05/31/20	Year Ended 08/31/19
Fees waived	N/A	N/A	N/A	N/A	0.00%	0.07%

(i)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth Fund, Inc. (continued)

	Investor C
	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 09/01/19 to 05/31/20		Year Ended 08/31/19

Net asset value, beginning of period	$4.03	$3.83	$5.45	$4.03		$3.71		$3.77

Net investment loss(a)	(0.05)	(0.04)	(0.06)	(0.06)		(0.03)		(0.05)
Net realized and unrealized gain (loss)	1.40	0.33	(0.75)	1.52		0.62		0.17

Net increase (decrease) from investment operations	1.35	0.29	(0.81)	1.46		0.59		0.12

Distributions from net realized gain(b)	(0.21)	(0.09)	(0.81)	(0.04)		(0.27)		(0.18)

Net asset value, end of period	$5.17	$4.03	$3.83	$5.45		$4.03		$3.71

Total Return(c)
Based on net asset value	34.68%	8.15%	(18.77)%	36.28%		17.08	%(d)	3.83%

Ratios to Average Net Assets(e)
Total expenses	1.79%	1.80%	1.76%	1.79	%(f)	1.89	%(g)(h)	1.93	%(h)

Total expenses after fees waived and/or reimbursed	1.67%	1.67%	1.67%	1.67	%(f)	1.67	%(g)(h)	1.86	%(h)

Net investment loss	(1.09)%	(1.00)%	(1.24)%	(1.27	)%(f)	(1.12	)%(g)(h)	(1.33	)%(h)

Supplemental Data
Net assets, end of period (000)	$81,760	$68,564	$77,295	$121,731		$135,414		$26,285

Portfolio turnover rate	27%	33%	53%	47	%(i)	47%		54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Focus Growth LLC (the “Master LLC”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

(g)	Annualized.
(h)	Includes the Fund’s share of the Master LLC’s allocated fees waived as follows:

	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 09/01/19 to 05/31/20	Year Ended 08/31/19
Fees waived	N/A	N/A	N/A	N/A	0.00%	0.07%

(i)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.

See notes to financial statements.

12	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth Fund, Inc. (continued)

	Class K
	Year Ended 05/31/24		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 11/25/19 to 05/31/20	(a)

Net asset value, beginning of period	$6.04		$5.63	$7.65	$5.58		$5.17

Net investment income (loss)(b)	(0.00	)(c)	0.00 (d)	(0.01)	(0.01)		(0.00	)(c)
Net realized and unrealized gain (loss)	2.13		0.50	(1.14)	2.12		0.68

Net increase (decrease) from investment operations	2.13		0.50	(1.15)	2.11		0.68

Distributions from net realized gain(e)	(0.21)		(0.09)	(0.87)	(0.04)		(0.27)

Net asset value, end of period	$7.96		$6.04	$5.63	$7.65		$5.58

Total Return(f)
Based on net asset value	36.08%		9.29%	(17.94)%	37.86%		14.02	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.66%		0.67%	0.66%	0.68	%(i)	0.74	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.62%		0.62%	0.62%	0.62	%(i)	0.62	%(j)(k)

Net investment income (loss)	(0.04)%		0.05%	(0.17)%	(0.21	)%(i)	(0.05	)%(j)(k)

Supplemental Data
Net assets, end of period (000)	$81,862		$59,244	$59,620	$74,374		$51,187

Portfolio turnover rate	27%		33%	53%	47	%(l)	47	%(m)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Amount is less than $0.005 per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Focus Growth LLC (the “Master LLC”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master LLC. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

(j)	Annualized.
(k)	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.
(l)	Portfolio turnover rate includes transactions from the Master LLC prior to March 1, 2021.
(m)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Large Cap Focus Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”), or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2024, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

14	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances. For financial reporting purposes, custodian credits, if any, are included in interest income in the Statement of Operations.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

16	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
Not exceeding $5 billion	0.50%
In excess of $5 billion	0.45

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2024, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution — class specific	$2,209,516	$750,538	$2,960,054

Administration: The Fund entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rate of 0.12%.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2024, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2024, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Reimbursed amounts	$2,320	$39,601	$7,369	$167	$49,457

For the year ended May 31, 2024, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent — class specific	$480,924	$878,752	$105,554	$5,162	$1,470,392

Other Fees: For the year ended May 31, 2024, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $41,590.

For the year ended May 31, 2024, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$6,521
Investor C	3,207

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2024, the amount waived was $3,483.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
0.67%	0.92%	1.67%	0.62%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2024, the Manager waived and/or reimbursed $455,977, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific, in the Statement of Operations. For the year ended May 31, 2024, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees waived and/or reimbursed by the Manager — class specific	$246,084	$444,160	$69,758	$5,162	$765,164

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee, is determined to be in the best interests of such money market fund.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral, (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2024, the Fund paid BIM $2,041 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2024, the Fund did not participate in the Interfund Lending Program.

18	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended May 31, 2024, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$ —	$ 29,307,660	$16,257,285

6.	PURCHASES AND SALES

For the year ended May 31, 2024, purchases and sales of investments, excluding short-term securities, were $409,735,911 and $474,580,693, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to the sale of contributed securities were reclassified to the following accounts:

Amounts
Paid-in capital	$2,806,512
Accumulated earnings (loss)	(2,806,512)

The tax character of distributions paid was as follows:

	Year Ended 05/31/24	Year Ended 05/31/23

Long-term capital gains	$50,099,893	$25,654,129

As of May 31, 2024, the tax components of accumulated net earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Ordinary Losses(b)	Total
BlackRock Large Cap Focus Growth Fund, Inc.	$5,482,861	$44,819,600	$904,993,380	$(2,565,618)	$952,730,223

(a)	The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Large Cap Focus Growth Fund, Inc.	$805,499,798	$915,039,655	$(10,040,003)	$904,999,652

8.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (continued)

event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2025 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2024, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

20	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

As of period end, the Fund’s investments had the following industry classifications:

INDUSTRY ALLOCATION
Industry	Percent of Long-Term Investments
Semiconductors & Semiconductor Equipment	20.6%
Software	17.7
Interactive Media & Services	9.1
Broadline Retail	8.7
Technology Hardware, Storage & Peripherals	7.0
Health Care Equipment & Supplies	5.4
Financial Services	5.3
Other(a)	26.2

(a)	All other industries held was less than 5% of long-term investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/24		Year Ended 05/31/23

Share Class	Shares	Amount	Shares	Amount

Institutional

Shares sold	25,394,356	$173,798,454	14,317,203	$75,956,494

Shares issued in reinvestment of distributions	1,974,086	12,944,940	1,374,767	6,947,150

Shares redeemed	(19,726,382)	(136,113,534)	(43,275,703)	(228,194,498)

	7,642,060	$50,629,860	(27,583,733)	$(145,290,854)

Investor A

Shares sold and automatic conversion of shares	12,923,751	$80,035,188	11,435,794	$53,950,098

Shares issued in reinvestment of distributions	4,914,993	28,739,771	3,222,113	14,611,848

Shares redeemed	(26,793,562)	(165,475,328)	(33,605,562)	(156,839,377)

	(8,954,818)	$(56,700,369)	(18,947,655)	$(88,277,431)

Investor C

Shares sold	2,576,550	$11,823,809	2,267,090	$7,987,938

Shares issued in reinvestment of distributions	792,824	3,413,755	528,684	1,801,406

Shares redeemed and automatic conversion of shares	(4,562,644)	(20,759,330)	(5,967,539)	(20,953,795)

	(1,193,270)	$(5,521,766)	(3,171,765)	$(11,164,451)

Class K

Shares sold	4,118,739	$28,570,820	3,620,084	$19,646,871

Shares issued in reinvestment of distributions	327,869	2,152,599	188,689	954,081

Shares redeemed	(3,968,407)	(27,891,278)	(4,591,771)	(24,136,274)

	478,201	$2,832,141	(782,998)	$(3,535,322)

	(2,027,827)	$(8,760,134)	(50,486,151)	$(248,268,058)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Large Cap Focus Growth Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Large Cap Focus Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of May 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, for the period from September 1, 2019 through May 31, 2020, and for the year ended August 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, for the period from September 1, 2019 through May 31, 2020, and for the year ended August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 24, 2024

We have served as the auditor of one or more BlackRock investment companies since 1992.

22	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2024:

Fund Name	Qualified Dividend Income

BlackRock Large Cap Focus Growth Fund, Inc.	$5,482,861

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2024:

Fund Name	20% Rate Long-Term Capital Gain Dividends

BlackRock Large Cap Focus Growth Fund, Inc.	$50,099,893

The Fund hereby designate the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended May 31, 2024:

Fund Name	Federal Obligation Interest

BlackRock Large Cap Focus Growth Fund, Inc.	$37,812

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distribution paid during the fiscal year ended May 31, 2024 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Large Cap Focus Growth Fund, Inc.	100.00%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2024:

Fund Name	Interest Dividends

BlackRock Large Cap Focus Growth Fund, Inc.	$241,204

The Fund hereby designate the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2024:

Fund Name	Interest-Related Dividends

BlackRock Large Cap Focus Growth Fund, Inc.	$241,204

I M P O R T A N T T A X I N F O R M A T I O N	23

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Large Cap Focus Growth Fund, Inc. (the “Fund”) met on April 16, 2024 (the “April Meeting”) and May 16-17, 2024 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting, and such responses were reviewed by the Board Members.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

24	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2023, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, third and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2023 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	25

Disclosure of Investment Advisory Agreement (continued)

analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board additionally noted that the Fund has an advisory fee arrangement that includes a breakpoint that adjusts the fee rate downward as the size of the Fund increases above a certain contractually specified level. The Board additionally noted that the breakpoint can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below the contractually specified level. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit the Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, unitary fee structure, fee waivers, and/or expense caps, as applicable. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2025. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

26	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Additional Information

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Directors, Officers, and Others

Compensation to the independent directors of the Fund is paid by the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	27

Additional Information (continued)

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (US) Inc.	Sidley Austin LLP
Wilmington, DE 19809	New York, NY 10019

Custodian	Address of the Fund
The Bank of New York Mellon	100 Bellevue Parkway
New York, NY 10286	Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10001

28	2 0 2 4 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	29

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – See Item 7

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies—Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Focus Growth Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Focus Growth Fund, Inc.

Date: July 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Focus Growth Fund, Inc.

Date: July 24, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Focus Growth Fund, Inc.

Date: July 24, 2024